UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report:  October 1, 2012

(Date of earliest event reported)

TENET HEALTHCARE CORPORATION

(Exact name of Registrant as specified in its charter)

Nevada	1-7293	95-2557091
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification Number)

1445 Ross Avenue, Suite 1400

Dallas, Texas  75202

(Address of principal executive offices, including zip code)

(469) 893-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                     Other Events

As previously disclosed in its Form 10-Q for the quarterly period ended June 30, 2012 (“Second Quarter Form 10-Q”) the Registrant reclassified certain information from continuing operations to discontinued operations in the quarter ended June 30, 2012. Based on the Registrant’s divestiture of Creighton University Medical Center (“Creighton”) and the sale of Diagnostic Imaging Services, Inc. (“DIS”), U.S. generally accepted accounting principles require that the results of operations of Creighton and DIS be classified in discontinued operations on a retrospective basis. This reclassification had no impact on the Registrant’s total assets, liabilities, equity, net income (loss) attributable to shareholders or total cash flows provided by (used in) operating, investing or financing activities.

As previously disclosed in the Second Quarter Form 10-Q, the Registrant began reporting two separate reportable business segments in the quarter ended June 30, 2012. Historically, the Registrant’s business has consisted of one reportable segment. However, during the three months ended June 30, 2012, the Registrant’s Hospital Operations and Conifer segments entered into formal agreements, effective January 1, 2012, pursuant to which it was agreed that services provided by both parties to each other would be billed based on estimated third-party pricing terms. The factors for determining the reportable segments include the manner in which management evaluates operating performance combined with the nature of the individual business activities. Disclosures have been included for these reportable segments for all periods presented. This change had no impact on the Registrant’s financial condition, results of operations or cash flows.

With this Current Report on Form 8-K, the Registrant is updating the following financial information in its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2012 (the “Form 10-Q”) to present such information on a basis consistent with its Second Quarter Form 10-Q:

•                  The condensed consolidated financial statements, including the notes thereto, for the quarterly period ended March 31, 2012 and 2011 as set forth in Item 1. Financial Statements (Unaudited) of Exhibit 99.1 have been revised to reflect the reclassification of Creighton and DIS into discontinued operations and to include disclosures for each of the reportable segments; and

•                  Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations of Exhibit 99.1 has also been revised to reflect the reclassification of Creighton and DIS into discontinued operations and to include discussion of each of the reportable segments.

Except as described above, no part of Exhibit 99.1 has otherwise been updated to reflect events subsequent to the filing of the Form 10-Q. The attached information should be read together with the Form 10-K and the Registrant’s other filings with the Securities and Exchange Commission subsequent to the Form 10-K, including its Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Item 9.01                    Financial Statements and Exhibits

(d)                                Exhibits

Exhibit No.	Description
99.1	Reclassified Financial Information
101 INS	XBRL Instance Document
101 SCH	XBRL Taxonomy Extension Schema Document
101 CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101 DEF	XBRL Taxonomy Extension Definition Linkbase Document
101 LAB	XBRL Taxonomy Extension Label Linkbase Document
101 PRE	XBRL Taxonomy Extension Presentation Linkbase Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENET HEALTHCARE CORPORATION

Date: October 1, 2012	By:	/s/ DANIEL J. CANCELMI
Daniel J. Cancelmi
Chief Financial Officer
(Principal Financial Officer)

Date: October 1, 2012	By:	/s/ R. SCOTT RAMSEY
R. Scott Ramsey
Vice President and Controller
(Principal Accounting Officer)